UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2019

Owens Corning

(Exact name of registrant as specified in its charter)

Delaware	1-33100	43-2109021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Owens Corning Parkway Toledo, Ohio	43659
(Address of principal executive offices)	(Zip Code)

(419) 248-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 3, 2019, Michael H. Thaman notified Owens Corning (the “Company”) that he has decided to retire from his role as Chief Executive Officer (“CEO”) as of the day of the Company’s Annual Meeting of Stockholders (the “Effective Date”), currently scheduled for April 18, 2019. Following the Effective Date, Mr. Thaman will remain an employee and shall serve as Executive Chairman of the Company.

The Company’s Board of Directors (“Board”) has elected Brian D. Chambers to succeed Mr. Thaman as CEO on the Effective Date. Mr. Chambers, who has held the position of President and Chief Operating Officer of the Company since August 2018, will continue to serve as President of the Company. Mr. Chambers, 52, previously served as President of the Company’s Roofing business. Additional biographical information for Mr. Chambers is contained in the Company’s Current Report on Form 8-K filed on July 31, 2018, and is incorporated herein by reference. In connection with his election as President and Chief Executive Officer, Mr. Chambers’ base salary will be set at $1,035,000 per year and his annual incentive opportunity will be set at 125% of salary.

As the Executive Chairman, Mr. Thaman will have such responsibilities usually vested with this position and will play a critical role in the CEO transition process, advising Mr. Chambers on strategy, organizational matters and other topics. As Executive Chairman, Mr. Thaman’s base salary will be set at $875,000 per year and his annual incentive opportunity will be set at 100% of salary. Mr. Thaman will remain an employee and will be subject to relevant plans and policies of the Company applicable to employees. Previous agreements between Mr. Thaman and the Company regarding his employment shall continue in force except as replaced by this new arrangement.

The Company will report any long-term or stock-based compensation for Mr. Thaman and Mr. Chambers after determination by the Compensation Committee of the Board.

Item 7.01	Regulation FD Disclosure.

A press release regarding the CEO succession is attached hereto as Exhibit 99.1, which is incorporated in this Item 7.01 by reference.

The information in Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Act of 1933, or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated January 3, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS CORNING

January 3, 2019	By:	/s/ Ava Harter
Ava Harter
Senior Vice President, General Counsel and Secretary